Exhibit 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of the Proguard Acquisition Corp. (the "Company"), on Form 10-QSB for the period ended September 30, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Norman Becker, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to the Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Company's Quarterly Report on Form 10-QSB for the nine months ended September 30, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Norman Becker
                                                --------------------------------
                                                Norman Becker
                                                Chief Financial Officer

December 23, 2005